UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 6, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into a Sale Agreement and Escrow Instructions, or the Agreement, with 5410 & 5422 W. Thunderbird Road, LLC, et al. and 5310 West Thunderbird Road, LLC, et al., unaffiliated third parties, or collectively, the Seller, for the purchase of 5410 & 5422 T-Bird Land for a purchase price of $11,500,000 and 5310 T-Bird Land for the purchase price of $13,750,000, as referenced in the Agreement, or collectively, Thunderbird Medical Plaza, located in Glendale, Arizona. Thunderbird Medical Plaza consists of real property located at 5422 and 5410 West Thunderbird Road, or the T-Bird 5410/5422 Land, and real property located at 5310 West Thunderbird Road, or the T-Bird 5310 Land. On May 11, 2007, Triple Net Properties executed an Assignment of Contract, or the Assignment, to assign its rights, title and interest as the purchaser in the Agreement to NNN Healthcare/Office REIT Thunderbird Medical, LLC, our wholly-owned subsidiary. On May 14, 2007, we entered into two amendments to the Agreement with the Seller. The material terms of the amendments modified the purchase price of T-Bird 5310 Land to $13,500,000 and removed a provision of the Agreement that previously provided a $250,000 credit to the buyer.

On May 15, 2007, we acquired T-Bird 5410/5422 Land and T-Bird 5310 Land from the Seller for a purchase price of $11,500,000 and $13,500,000, respectively, for an aggregate purchase price of $25,000,000, plus closing costs. We financed the purchase price using a combination of $9,651,000 in net proceeds from a $10,000,000 loan from Wachovia Bank, National Association, or Wachovia, secured by our Commons V property (described below) and funds raised through our initial public offering. An acquisition fee of $750,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement, the Assignment and the amendments are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 14, 2007, we, through NNN Healthcare/Office REIT Commons V, LLC, entered into a secured loan with Wachovia, as evidenced by a promissory note in the principal amount of $10,000,000. The promissory note is secured by the Commons V property located in Naples, Florida and a Mortgage, Security Agreement and Fixture Filing. The loan matures on June 11, 2017 and bears interest at a rate of 5.54% per annum. The loan provides for the following payments: (a) interest-only payments on the eleventh day of each month, in the amount set forth in Annex 1 of the promissory note, commencing July 11, 2007 through and including June 11, 2008; (b) principal and interest payments equal to $57,030.12 on the eleventh day of each month commencing on July 11, 2008, through May 11, 2017; and (c) the outstanding principal amount, together with all accrued but unpaid interest, in full, on June 11, 2017. The loan also provides for: (i) a default interest rate of 9.54% per annum, or the maximum amount permitted by applicable law, in an event of default; and (ii) late charges in an amount equal to 3.0% of the amount of any overdue payments, in addition to any default interest payments. Performance under the promissory note has been guaranteed by NNN Healthcare/Office REIT, Inc. under an Indemnity and Guaranty Agreement, or Indemnity and Guaranty, in favor of Wachovia. The loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds. The cash proceeds (net of closing costs and $205,000 of lender required reserves) of approximately $9,651,000 was used to fund the acquisition of Thunderbird Medical Plaza, as described above.

The material terms of the loan are qualified in their entirety by the terms of the promissory note, Mortgage, Security Agreement and Fixture Filing, Indemnity and Guaranty and related loan documents, attached hereto as Exhibits 10.5 through 10.9 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits

10.1 Sale Agreement and Escrow Instructions by and between 5410 & 5422 W. Thunderbird Road, LLC, et al. and 5310 West Thunderbird Road, LLC, et al., Triple Net Properties, LLC and Chicago Title Company as Escrow Agent, dated April 6, 2007.

10.2 Assignment of Contract by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Thunderbird Medical, LLC, dated May 11, 2007.

10.3 First Amendment to Sale Agreement and Escrow Instructions by and between NNN Healthcare/Office REIT Thunderbird Medical, LLC and 5310 West Thunderbird Road, LLC, et al., dated May 14, 2007.

10.4 First Amendment to Sale Agreement and Escrow Instructions by and between NNN Healthcare/Office REIT Thunderbird Medical, LLC and 5410 & 5422 W. Thunderbird Road, LLC, et al., dated May 14, 2007.

10.5 Promissory Note issued by NNN Healthcare/Office REIT Commons V, LLC in favor of Wachovia Bank, National Association, dated May 14, 2007.

10.6 Mortgage, Security Agreement and Fixture Filing by and between NNN Healthcare/Office REIT Commons V, LLC and Wachovia Bank, National Association, dated May 14, 2007.

10.7 Indemnity and Guaranty Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated May 14, 2007.

10.8 Environmental Indemnity Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated May 14, 2007.

10.9 Assignment of Leases and Rents by and between NNN Healthcare/Office REIT Commons V, LLC and Wachovia Bank, National Association, dated May 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

May 17, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Sale Agreement and Escrow Instructions by and between 5410 & 5422 W. Thunderbird Road, LLC, et al. and 5310 West Thunderbird Road, LLC, et al., Triple Net Properties, LLC and Chicago Title Company as Escrow Agent, dated April 6, 2007
10.2	Assignment of Contract by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT Thunderbird Medical, LLC, dated May 11, 2007
10.3	First Amendment to Sale Agreement and Escrow Instructions by and between NNN Healthcare/Office REIT Thunderbird Medical, LLC and 5310 West Thunderbird Road, LLC, et al., dated May 14, 2007
10.4	First Amendment to Sale Agreement and Escrow Instructions by and between NNN Healthcare/Office REIT Thunderbird Medical, LLC and 5410 & 5422 W. Thunderbird Road, LLC, et al., dated May 14, 2007
10.5	Promissory Note issued by NNN Healthcare/Office REIT Commons V, LLC in favor of Wachovia Bank, National Association, dated May 14, 2007
10.6	Mortgage, Security Agreement and Fixture Filing by and between NNN Healthcare/Office REIT Commons V, LLC and Wachovia Bank, National Association, dated May 14, 2007
10.7	Indemnity and Guaranty Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated May 14, 2007
10.8	Environmental Indemnity Agreement by and between NNN Healthcare/Office REIT, Inc. and Wachovia Bank, National Association, dated May 14, 2007
10.9	Assignment of Leases and Rents by and between NNN Healthcare/Office REIT Commons V, LLC and Wachovia Bank, National Association, dated May 14, 2007